UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 3, 2017
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

______________________________________
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Explanatory Note

On April 3, 2017, Castlight Health, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on April 3, 2017, the Company completed the acquisition of Jiff, Inc. (“Jiff”). This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Jiff and (ii) the pro forma condensed combined financial information as required by Item 9.01 of Current Report on Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated January 4, 2017 (Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 4, 2017 and incorporated herein by reference).
23.1	Consent of Frank, Rimerman + Co. LLP, Jiff’s independent registered public accounting firm.
99.1	Audited financial statements of Jiff as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016 and 2015.
99.2	Unaudited pro forma condensed combined financial information of the Company and Jiff as of and for the year ended December 31, 2016.
99.3*	Press Release, dated April 3, 2017, entitled “Castlight Health Completes Strategic Acquisition of Jiff.”

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date: May 19, 2017	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated January 4, 2017 (Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 4, 2017 and incorporated herein by reference).
23.1	Consent of Frank, Rimerman + Co. LLP, Jiff’s independent registered public accounting firm.
99.1	Audited financial statements of Jiff as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016 and 2015.
99.2	Unaudited pro forma condensed combined financial information of the Company and Jiff as of and for the year ended December 31, 2016.
99.3*	Press Release, dated April 3, 2017, entitled “Castlight Health Completes Strategic Acquisition of Jiff.”

* Previously filed.